                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /     Preliminary Proxy Statement

/ /     Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/     Definitive Proxy Statement

/ /     Definitive Additional Materials

/ /     Soliciting Material Pursuant to ss. 240.14a-12

                      NUTRITION MANAGEMENT SERVICES COMPANY
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        /X/ No fee required.

        / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11.

        (1) Title of each class of securities to which transaction applies:

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        (2) Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4) Proposed maximum aggregate value of transaction:

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        (5) Total fee paid:

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        / / Fee paid previously with preliminary materials:

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        / / Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount previously paid:

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        (2) Form, Schedule or Registration Statement No.:

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        (3) Filing Party:

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        (4) Date Filed:

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                      NUTRITION MANAGEMENT SERVICES COMPANY

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD FEBRUARY 8, 2007

To the Shareholders:

      NOTICE IS HEREBY  GIVEN  that the  Annual  Meeting  of  Shareholders  (the
"Meeting") of NUTRITION MANAGEMENT SERVICES COMPANY, a Pennsylvania  corporation
(the  "Company"),  will be held at the  Collegeville Inn Conference and Training
Center, 4000 Ridge Pike, Collegeville,  PA, 19426, on February 8, 2007, at 12:30
p.m., Local Time, for the following purposes:

          1.      To elect seven (7) members of the Board of  Directors to serve until the next annual meeting of shareholders  and until their successors  have been duly  elected and  qualified.  THE BOARD
                  UNANIMOUSLY  RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
                  BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

          2.      To transact  such other  business  as may  properly be brought before the meeting or any adjournment thereof.

      The Board of  Directors  has fixed the close of business  on December  20,
2006 as the record  date for the  Meeting.  Only  shareholders  of record on the stock  transfer  books of the  Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                    By Order of the Board of Directors

                                    /s/  Joseph V. Roberts
                                    --------------------------------------------
                                    JOSEPH V.  ROBERTS
                                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Dated: Kimberton, Pennsylvania
       January 12, 2007

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE
           URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
               IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO
                     POSTAGE IF MAILED IN THE UNITED STATES.

                      NUTRITION MANAGEMENT SERVICES COMPANY
                               2071 KIMBERTON ROAD
                          KIMBERTON, PENNSYLVANIA 19442

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

      This Proxy  Statement is being  furnished to  shareholders by the Board of
Directors of Nutrition  Management Services Company, a Pennsylvania  corporation
(the "Company"),  in connection with the solicitation of the accompanying  Proxy for use at the February 8, 2007 Annual  Meeting of  Shareholders  of the Company
(the  "Meeting")  to be held at the  Collegeville  Inn  Conference  and Training
Center, 4000 Ridge Pike, Collegeville,  Pennsylvania, 19426 on February 8, 2007,
at 10:00 A.M., Local Time, or at any adjournment thereof.

      The  principal  executive  offices  of the  Company  are  located  at 2071
Kimberton Road,  Kimberton,  Pennsylvania  19442.  The approximate date on which this Proxy Statement and the  accompanying  Proxy will first be sent or given to shareholders is January 17, 2007.

                        RECORD DATE AND VOTING SECURITIES

      Only shareholders of record at the close of business on December 20, 2006, the record date (the "Record Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any adjournment  thereof. As of the close of business on the Record  Date,  there were  2,747,000  outstanding  shares of the
Company's Class "A" common stock,  no par value (the Class "A" "Common  Stock").
Each of such shares is entitled to one vote.  As of the close of business on the
Record Date,  there were 100,000  outstanding  shares of the Company's Class "B"
Common  Stock,  no par value (the "Class B Common  Stock").  Each of the Class B common  shares is entitled to seven  votes.  The Class "A" Common  Stock and the
Class "B" Common  Stock are  sometimes  collectively  referred  to herein as the
"Common  Stock."  There was no other class of voting  securities  of the Company outstanding on that date. A majority of the outstanding shares present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

      Shares  of  Common  Stock  represented  by  Proxies,  which  are  properly executed,  duly returned and not revoked,  will be voted in accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, the  shares  of  Common  Stock  represented  thereby  will be voted  (i) for the election as  Directors  of the persons who have been  nominated  by the Board of
Directors and (ii) for any other matter that may properly be brought  before the
Meeting in  accordance  with the  judgment  of the person or persons  voting the
Proxies.  If a signed  Proxy Card is returned  by a  stockholder  and  expressly reflects an abstention upon any proposal,  the shares evidenced  thereby will be

                                      -2-

counted  towards the quorum  necessary to convene the meeting.  Abstentions  and broker  non-votes  are not  counted  as votes  cast on any  matter to which they relate. The execution of a Proxy will in no way affect a shareholders'  right to attend the  Meeting and vote in person.  Any Proxy  executed  and  returned by a shareholder  may  be  revoked  at any  time  thereafter  if  written  notice  of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting,  or by execution of a subsequent  proxy which is presented to the Meeting,  or if the shareholder  attends the Meeting and votes by ballot, except as to any  matter  or  matters  upon  which a vote  shall  have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

      The cost of  solicitation  of the Proxies being solicited on behalf of the
Board of Directors  will be borne by the Company.  In addition to the use of the mails,  proxy  solicitation  may be made by  telephone,  telegraph  and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

      Directors  shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting.

                                      -3-

                               SECURITY OWNERSHIP

      The following  table sets forth  information  concerning  ownership of the
Company's  Common  Stock,  as of the Record Date, by each person known to be the beneficial  owner of more than five percent of the Common Stock,  each director, nominees  for  director,  and by all  directors  and  executive  officers of the
Company as a group:

                                                     Percentage of
    Name and Address                  Shares          Outstanding    Percentage of
   of Beneficial Owner           Beneficially Owned  Common Stock   Voting Power(1)
   -------------------           ------------------  -------------  ---------------

Joseph V. Roberts                  1,958,000(2)(3)        68.8%         74.2%
2071 Kimberton Road
Kimberton, PA 19442

Kathleen A. Hill                     126,233(3)            4.4%          3.7%

Michael Gosman                        15,000(4)             *             *

Samuel R. Shipley, III                21,000(5)             *             *

Michelle Roberts-O'Donnell(6)          1,929                *             *

Jane Scaccetti                        15,000(4)             *             *

Richard Kresky                         7,775                *             *

All executive officers             2,039,937(2)(3)        70.3%         75.4%
and Directors as a Group                    (4)(5)
(7 persons)
---------------------
* Less than 1%

(1)   Calculated  on the basis of the Class A Common  Stock  having one vote per share and the Class B Common Stock having seven votes per share.

(2)   Mr.  Roberts  owns  1,858,000  shares of Class A Common  Stock and 100,000 shares of Class B Common Stock. Mr. Roberts' beneficial ownership does not include  shares  held by his  adult  son and his  adult  daughter  and Mr.
      Roberts disclaims any beneficial ownership of such stock.

(3)   Mr.  Roberts has granted Ms.  Hill an  immediately  exercisable  option to purchase  105,000 shares of his Class A Common shares at an exercise price of $4.00 per share. Accordingly, with respect to shares beneficially owned by all  executive  officers and  Directors,  such 105,000  shares are only counted one time.

(4)   Consists of presently  exercisable  options to purchase  15,000  shares of
      Class A Common Stock at an exercise price of $4.00 per share.

(5)   Includes presently  exercisable options to purchase 15,000 shares of Class
      A Common Stock at an exercise price of $4.00 per share.

(6)   Michelle Roberts-O'Donnell is the daughter of Joseph V. Roberts.

                                      -4-

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

      Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons  named below as  directors of the Company,  to serve until the next  Annual  Meeting of  Shareholders  of the Company and until their successors  shall be duly  elected  and  qualified.  The  terms  of the  current directors  expire at the Meeting and when their  successors are duly elected and qualified.  Management has no reason to believe that any of the nominees will be unable or  unwilling  to serve as a  director,  if  elected.  Should  any of the nominees not remain a candidate  for  election at the date of the  Meeting,  the
Proxies will be voted in favor of those  nominees who remain  candidates and may be voted  for  substitute  nominees  selected  by the  Board of  Directors.  All nominees are currently  directors of the Company.  The names of the nominees and certain information concerning them are set forth below:

                                                                        First Year
         Name                     Principal Occupation         Age    Became Director
         ----                     --------------------         ---    ---------------
Joseph V. Roberts            Chairman   of  the   Board  and    60         1979
                             Chief Executive Officer of the
                             Company

Kathleen A. Hill             Secretary, President and Chief     52         1979
                             Operating Officer of the
                             Company

* Michael Gosman             Associate, Boston Realty           44         1993
                             Advisors, Boston, MA

* Samuel R. Shipley, III     Investment Banker- Ariane          66         1995
                             Capital Partners LLC,
                             Villanova, PA

Michelle Roberts-O'Donnell   Former, Vice President             37         1997
                             Operations & Business
                             Development of the Company

* Jane Scaccetti             CPA, Principal Shareholder,        52         1994
                             Drucker & Scaccetti, P.C.,
                             Philadelphia, PA

* Richard Kresky             Consultant; Retired Vice           65         1999
                             President of Marriott
                             Corporation, Washington, D.C.

----------------------
* Independent Director

                                      -5-

      Joseph V.  Roberts  has been  Chairman  of the  Board and Chief  Executive
      Officer of the Company since its inception in March, 1979.

      Kathleen A. Hill has been  President  and Chief  Operating  Officer of the
      Company since June 1995; Chief Operating  Officer of the Company from 1991 to 1995;  Senior  Vice  President  of the Company  from 1985 to 1991;  and
      Secretary of the Company and a Director since 1979.

      Currently,  Michael  Gosman is a real estate  sales  associate  for Boston
      Realty  Advisors with offices in Boston,  MA and Weston,  MA. From 2001 to
      2004, he was an owner and Chief Executive Officer of Sleep Ave, a national
      sleep  disorder  company  that  managed  sleep   diagnostic   centers  for
      hospitals,  physician groups and free standing centers. From 1997 to 2000,
      Mr. Gosman was Executive Vice  President of Development  and a Director of
      CareMatrix  Corporation  located in  Needham,  MA., a company  that owned, managed, and developed senior housing. In 1990, he was one of the founders of Continuum Care Corporation,  a healthcare development company,  located in Wellesley,  MA. where he served as Executive Vice President until 1996.
      From 1987 until 1990, Mr. Gosman was a financial analyst with Meditrust, a national  healthcare Real Estate Investment Trust located in Waltham,  MA.
      From 1985 through 1987, he was a financial analyst for The Mediplex Group, a national  company that owned,  developed,  and managed nursing homes. He graduated from Skidmore College in 1985 with a Bachelor of Science.

      Samuel R. Shipley, III is Managing Director and Chief Executive Officer of
      Ariane  Capital  Partners  LLC,  an  investment  banking  firm  located in
      Villanova,  PA that  specializes  in raising  capital for  private  equity firms.  He has also  been  Managing  Director  of  Shipley  Raidy  Capital
      Partners, LP since 1993. Previously, Mr. Shipley was the Managing Director
      of  Philadelphia   First  Group,  an  investment   banking  firm  in  West
      Conshohocken,  PA. For more than twenty-four years, Mr. Shipley has been a senior executive in the investment  banking industry,  with specialties in corporate finance,  mergers and acquisitions and other corporate financial advisory services

      Michelle  Roberts-O'Donnell,  has served in  full-time  capacities  at the
      Company between 1987 and 2002 (most recently as Vice President  Operations
      & Business Development) and still performs special projects at the request of management. She also teaches at Drexel University.

      Richard Kresky is retired. Previously he was employed in the food services industry  for 35  years,  most  recently  as Vice  President  of  Marriott
      Corporation,  Washington,  D.C. He held senior  operation  positions  with
      Interstate   United,   Stouffers  and  Service   Systems  prior  to  their
      acquisition  by Marriott.  Mr. Kresky is a founding  member of the Society for Food Service Management, serving three terms on the Board of Directors and a year as the President of the organization in 1996.

      Ms.  Scaccetti,  a CPA, has been a shareholder  and principal of Drucker &
      Scaccetti PC, a private  accounting firm, since 1990. Ms. Scaccetti serves as Vice Chair of Temple University Health System (not-for-profit) and as a
      Director of The Pep Boys - Manny, Moe & Jack.

                                      -6-

MEETINGS

      During  the year  ended  June 30,  2006 the Board of  Directors  held five meetings.  Sam Shipley,  Michael  Gosman,  Joseph  Roberts,  and  Kathleen  Hill
attended  five  meetings;  Jane  Scaccetti  and  Richard  Kresky  attended  four meetings;  and Michelle  Roberts-O'Donnell  attended three meetings. The Company does not have a policy  concerning  director  attendance at the Company's annual meeting. However, all directors attended the last annual meeting of shareholders except Mr. Kresky.  From time to time, the Members of the Board of Directors act by  unanimous  written  consent  pursuant  to the  Laws of the  Commonwealth  of
Pennsylvania.

      The Board of Directors does not have a Nominating Committee, the customary functions of which are performed by the entire Board of Directors.  The Board of
Directors  has  determined  that  it is  appropriate  not to  have a  nominating committee  because of the relatively  small size of the Board of Directors,  and because the entire Board of Directors effectively functions in the capacity of a nominating committee.

      The Board of Directors  considers  recommendations  for director  nominees from a wide variety of sources, including business contacts,  community leaders, third-party advisory services and members of management.  The Board of Directors also  considers  shareholder  recommendations  for  director  nominees  that are properly  received in accordance with the Company's  Bylaws and applicable rules and regulations of the Securities and Exchange Commission (the "SEC").

      The Board of Directors  believes that all of its directors should have the highest  personal  integrity  and  have a  record  of  exceptional  ability  and judgment. The Board of Directors also believes that its directors should ideally reflect  a mix  of  experience  and  other  qualifications.  There  is  no  firm requirement of minimum  qualifications  or skills that  candidates must possess.
The  Board of  Directors  evaluates  director  candidates  based on a number  of qualifications,  including their  independence,  judgment,  leadership  ability,
expertise  in  the  industry,   experience  developing  and  analyzing  business
strategies,  financial  literacy,  risk  management  skills,  and, for incumbent directors, his or her past performance.

      The Board of Directors  initially  evaluates a prospective  nominee on the basis of his or her resume and other  background  information that has been made available to them.  A member of the Board of Directors  will contact for further review  those  candidates  who they  believes are  qualified,  who may fulfill a
specific  Board  of  Directors  need  and  who  would   otherwise  best  make  a
contribution to the Board of Directors.

AUDIT COMMITTEE

      The Board of Directors has an Audit Committee, which reviews the Company's financial  statements and accounting  policies,  resolves potential conflicts of interest,  receives and reviews the recommendations of the Company's independent auditors and confers with the Company's independent auditors with respect to the training and  supervision of internal  accounting  personnel and the adequacy of internal accounting controls.  The Audit Committee held four meetings during the fiscal year ended June 30, 2006.  For the fiscal year ended June 30,  2006,  the

                                      -7-

members of the Audit  Committee  were  Samuel  Shipley and Jane  Scaccetti.  All members of the Company's  Audit  Committee are  independent as  independence  is defined in Rule  4200(a)(15)  of the NASD  listing  standards.  The  Company has determined  that both Mr.  Shipley and Ms.  Scaccetti are  Financial  Experts as
defined in Rule 401(h) of  Regulation  S-K. The Board of Directors has adopted a written charter for the Audit Committee which is attached hereto as Annex A.

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board has furnished the following report on its activities with respect to its oversight responsibilities during the fiscal year ended June 30, 2006. The report is not deemed to be "soliciting  material" or to be "filed" with the Securities and Exchange Commission ("SEC") or subject to the
SEC's proxy rules or to the  liabilities  of Section 18 of the Exchange Act, and the  report  shall not be deemed  incorporated  by  reference  into any prior or subsequent  filing by the Company under the  Securities Act of 1933, as amended, or the  Exchange  Act,  except  to the  extent  that  the  Company  specifically incorporates it by reference to such filing.

      The Audit  Committee  has reviewed  and  discussed  the audited  financial statements with the management of the Company and has discussed matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards,  AU
Section  380)  with  Moore  Stephens,  P.C.  ("Moore  Stephens")  the  Company's
independent  auditors  for the  fiscal  year  ended  June 30,  2006.  The  Audit
Committee  has  received  the  written  disclosures  and the  letter  from Moore
Stephens, as required by the Independent Standards Board Standard No. 1, and has
discussed with Moore Stephens the independence of Moore Stephens.

      The Audit  Committee  has met in executive  session  with the  independent auditors,  the  Chairman  of the  Company,  and other  financial  personnel,  as individuals and as a committee.

      Based on the review and  discussions  involving the  foregoing,  the Audit
Committee  recommended  to the Board of  Directors  that the  audited  financial statements be included in the Company's  annual report for the fiscal year ended
June 30, 2006.

      Submitted by the Audit Committee

            Jane Scaccetti
            Samuel R. Shipley

COMPENSATION COMMITTEE

      The Board of Directors has a Compensation  Committee,  which recommends to the  Board of  Directors  compensation  for the  Company's  key  employees.  The
Compensation  Committee  held no meetings  during the fiscal year ended June 30,
2006. For the fiscal year ended June 30, 2006,  the members of the  Compensation
Committee  were Richard Kresky  (Chairman)  and Sam Shipley.  All members of the
Company's  Compensation  Committee are independent as independence is defined in
Rule 4200(a)(15) of the NASD listing standards.

                                      -8-

PROCEDURES FOR CONTACTING DIRECTORS

      The Board of Directors has established a process for  shareholders to send communications  to the Board.  Shareholders  may  communicate  with the Board of
Directors  generally or a specific  director at any time by writing to: Kathleen
A. Hill,  Secretary,  Nutrition  Management Services Company, Box 725, Kimberton
Road,  Kimberton,  Pennsylvania,  19442.  The  Secretary  reviews  all  messages received, and forwards any message that reasonably appears to be a communication from a shareholder  about a matter of shareholder  interest that is intended for communication  to the  Board of  Directors.  Communications  are sent as soon as practicable  to the  director  to whom  they are  addressed,  or to the Board of
Directors  generally.  Because other appropriate  avenues of communication exist for  matters  that are not of  shareholder  interest,  such as general  business complaints or employee grievances,  communications that do not relate to matters of  shareholder  interest  are not  forwarded  to the  Board of  Directors.  The
Secretary  has  the  right,  but not  the  obligation,  to  forward  such  other communications to appropriate channels within the Company.

RECOMMENDATION

      The Board of Directors recommends a vote FOR all of the Nominees.

                             EXECUTIVE COMPENSATION

      The table set forth below shows all annual and long-term  compensation for services  accrued by the Company for  services in all  capacities  for the years ended June 30, 2006,  2005, and 2004 of those persons who were, at June 30, 2006
(i) the Chief  Executive  Officer and (ii) the Chief  Operating  Officer,  whose compensation exceeded $100,000 in fiscal year 2006.

                         SUMMARY COMPENSATION TABLE (1)

------------------------------------------------------------------------------------
                            Annual Compensation            Long-Term Compensation
------------------------------------------------------------------------------------
                          Fiscal    Base                   Award              All
Name and Capacity Served   Year    Salary   Bonus  Other  Options  Payouts  Other(2)
------------------------------------------------------------------------------------
Joseph V. Roberts          2006   319,327     0      0       0       0      71,228
Chairman and Chief         2005   321,338     0      0       0       0      69,984
Executive Officer          2004   312,142     0      0       0       0      68,450

------------------------------------------------------------------------------------
Kathleen A. Hill           2006   237,846     0      0       0       0       7,676
Director, President and    2005   236,324     0      0       0       0       6,594
Chief Operating            2004   228,864     0      0       0       0       6,990
Officer and Secretary
------------------------------------------------------------------------------------

(1) Presentation of all compensation is on an accrual basis.

(2) Includes  the  amount  of life  insurance  premiums  paid on behalf of these executives.

                                      -9-

                               STOCK OPTION GRANTS

      During the fiscal years ended June 30, 2006,  2005, and 2004 there were no stock options granted to, or exercised by, any executive officer of the Company.

EMPLOYMENT AGREEMENTS

      The  Company  currently  has no  employment  agreements  with  either  its
Chairman  and Chief  Executive  Officer  or its  President  and Chief  Operating
Officer.

DIRECTORS COMPENSATION

      Directors  who are  employees  of the  Company do not  receive  additional compensation  for  their  services  as  Directors.  Non-employee  Directors  are compensated  for  their  services  at the rate of $500 for  each  Board  Meeting attended and $250 for each Audit Committee Meeting  attended.  During the fiscal
year  ended  June  30,  2006,   non-employee   Directors   received  $11,500  in
compensation.

COMPENSATION COMMITTEE INTERLOCKS

      The members of the  Company's  Compensation  Committee  for the year ended
June 30, 2006 were Richard  Kresky  (Chairman)  and Sam  Shipley.  There were no transactions  between any member of the  Compensation  Committee and the Company during the year ended June 30, 2005. No member of the Compensation Committee was an officer or employee of the Company during the year ended June 30, 2006.

                                      -10-

EQUITY COMPENSATION PLAN INFORMATION

-----------------------------------------------------------------------------------
Plan category        Numbers of          Weighted-average    Number of
                     securities to be    exercise price of   securities
                     issued upon         outstanding         remaining
                     exercise of         options, warrants   available for
                     outstanding         and rights          future issuance
                     options, warrants                       under equity
                     and rights               (b)            compensation plans
                                                             (excluding securities
                          (a)                                reflected in column
                                                             (a))

                                                                    (c)
-----------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders           82,750               4.00              None (1)
-----------------------------------------------------------------------------------
Equity compensation         None                 --                  --
plans not approved
by security holders
-----------------------------------------------------------------------------------
(1) The  Company's  1991  Incentive  and  Non-Qualified  Stock  Option Plan have expired.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company leases its executive offices from Ocean 7, Inc., a corporation wholly owned by Joseph V. Roberts. The initial term of the lease expired on June
30,  2003  and  continues  on a month to month  lease  based on terms  generally similar to those  prevailing  to unrelated  parties.  The Company also leases an apartment  from Ocean 7, Inc. to  accommodate  visiting  clients and  employees.
During the fiscal year ended June 30, 2006 the rental  expenses paid to Ocean 7,
Inc. totaled $261,165.

      In addition, Mr. Roberts received long term advances of which $365,622 and
$374,373 remain outstanding as of June 30, 2006 and 2005, respectively. Kathleen
A. Hill,  President,  Chief  Operating  Officer  and  Director  of the  Company,
received long term advances of which $57,175 and $59,910  remain  outstanding as of June 30,  2006 and  2005,  respectively.  In  connection  with the  Company's
Revolving  Credit  Facility in the amount of  $3,500,000,  Joseph V. Roberts was required to execute a limited personal guaranty in the amount of $3,000,000.

ANNUAL REPORT

      All  shareholders  of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 2006 Annual Report for the year ended June 30, 2006, which contains  certified  consolidated  financial statements of the Company and its subsidiaries for the year ended June 30, 2006.

      ANY SHAREHOLDER OF THE COMPANY MAY OBTAIN,  WITHOUT CHARGE,  A COPY OF THE
COMPANY'S  ANNUAL  REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2006 (WITHOUT

                                      -11-

EXHIBITS)  AS FILED WITH THE  SECURITIES  AND  EXCHANGE  COMMISSION,  BY WRITTEN
REQUEST TO THE COMPANY'S  SECRETARY,  NUTRITION MANAGEMENT SERVICES COMPANY, 725
KIMBERTON ROAD, KIMBERTON, PENNSYLVANIA 19442.

      THE BOARD  UNANIMOUSLY  RECOMMENDS  A VOTE FOR THE ELECTION OF EACH OF THE
BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

                                      -12-

                              SHAREHOLDER PROPOSALS

      In order to be  considered  for  inclusion  in the proxy  materials  to be distributed in connection  with the next Annual Meeting of  Shareholders  of the
Company,  shareholders  proposals  for such  meeting  must be  submitted  to the
Company no later than November 21, 2007.

      On May  21,  1998  the  Securities  and  Exchange  Commission  adopted  an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of
1934,  as amended.  The amendment to Rule 14a-4(c) (1) governs the Company's use of its  discretionary  proxy  voting  authority  with  respect to a  stockholder proposal  which is not  addressed  in the  Company's  proxy  statement.  The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement,  then the  Company  will be allowed to use its  discretionary  voting authority when the proposal is raised at the meeting,  without any discussion of the matter in the proxy statement.

      With respect to the Company's 2008 Annual Meeting of Shareholders,  if the
Company is not provided notice of a shareholder proposal,  which the shareholder has not  previously  sought to  include in the  Company's  proxy  statement,  by
September  7, 2007 the Company  will be allowed to use its voting  authority  as outlined above.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of  Directors  selected  Moore  Stephens,  P.C.  to serve as the independent public accountants of the Company for the fiscal year ended June 30,
2006. Moore Stephens has also audited the Company's  financial statement for the fiscal  years ended June 30,  2005;  June 30,  2004;  and June 30,  2003.  Moore
Stephens  has  no  other  relationship  to the  Company  or  its  affiliates.  A representative of Moore Stephens is expected to attend the Annual Meeting.

      The reports of Moore  Stephens on the Company's  financial  statements for the past two fiscal years did not contain an adverse  opinion or a disclaimer of opinion and were not qualified or modified as to  uncertainty,  audit scope,  or accounting principles.

      The  aggregate  fees billed to the Company by Moore  Stephens for services performed for the years ended June 30, 2006 and 2005 are as follows:

                                      -13-

                            2006                2005
                      -----------------    ---------------
Audit Fees ............   $45,000             $40,000
Audit Related Fees ....   $15,000             $12,000
Tax Fees ..............   $12,000             $11,900
All Other Fees ........      -                   -

AUDIT FEES

      The  aggregate  audit fees for the years ended June 30, 2006 and 2005 were primarily related to the audit of the Company's annual financial  statements and review of those financial statements included in the Company's quarterly reports on Form 10-Q.

AUDIT RELATED FEES

      Moore Stephens billed the Company  $15,000 for audit related  services for the fiscal  year ended June 30,  2006 and $12,000 for the fiscal year ended June
30, 2005. In addition,  Moore Stephens  billed the Company $18,500 for the audit of fiscal years ended June 30, 2004 and 2003.

TAX FEES

      Moore Stephens billed the Company  $12,000 for audit related  services for the fiscal  year ended June 30,  2006 and $11,900 for the fiscal year ended June
30, 2005.

ALL OTHER FEES

      The Company did not engage  Moore  Stephens to perform any other  services during the fiscal years ended June 30, 2006 and 2005.

      The audit committee has considered whether the provision by Moore Stephens of the services covered by the fees other than the audit fees is compatible with maintaining Moore Stephens' independence and believes that it is compatible.

PRE-APPROVAL POLICIES

      All  audit  and  non-audit  services  to be  performed  by  the  Company's independent accountant must be approved in advance by the Audit Committee.

CHANGE OF INDEPENDENT PUBLIC ACCOUNTANTS

      The accounting firm of BDO Seidman LLP ("BDO Seidman")  previously  served as the  Company's  independent  public  accountants.  On December 23, 2004,  BDO
Seidman   advised  the  Company  that  they  were  resigning  as  the  Company's independent auditors. On January 10, 2005, the Board of Directors selected Moore
Stephens to serve as the independent  public  accountants of the Company for the

                                      -14-

fiscal year ended June 30,  2005.  Moore  Stephens  also  audited the  Company's financial  statement  for the fiscal years ended June 30, 2004 and June 30, 2003 after the Company had been  advised by BDO Seidman  that the Company  should not have included the independent  audit report prepared by such firm for the fiscal years ended June 30, 2004 and June 30, 2003 in the  Company's  Form 10-K for the
fiscal year ended June 30, 2005.

      The reports of Moore  Stephens on the Company's  financial  statements for fiscal  years  ended June 30,  2004 and June 30, 2003 did not contain an adverse opinion or a  disclaimer  of opinion  and were not  qualified  or modified as to uncertainty, audit scope, or accounting principles.

       In connection  with the audits of the Company's  financial  statements by
BDO  Seidman  for the fiscal  years  ended June 30,  2003 and June 30,  2004 and through December 23, 2004,  there were no disagreements  with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure  which, if not resolved to the  satisfaction of BDO
Seidman,  would have caused it to make  reference to the matter in their report.
Additional details regarding this matter are provided in the Company's Form 10-K for the fiscal year ended June 30, 2006.

                                  OTHER MATTERS

As of the date of this Proxy  Statement,  management  knows of no matters  other than those set forth  herein which will be presented  for  consideration  at the
Meeting.  If any other matter or matters are properly brought before the Meeting or any adjournment  thereof,  the persons named in the  accompanying  Proxy will have  discretionary  authority  to vote or otherwise  act,  with respect to such matters  in  accordance  with  their  judgment.  Proxy  will have  discretionary authority to vote or otherwise  act,  with respect to such matters in accordance with their judgment.

                                    JOSEPH V. ROBERTS
                                    Chairman and
                                    Chief Executive Officer

                                      -15-

                                     ANNEX A

                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                      NUTRITION MANAGEMENT SERVICES COMPANY

            The Audit Committee of the Board of Directors of Nutrition
Management Services Company, the "Corporation") (the "Committee") shall assist the Board of Directors in fulfilling its oversight responsibilities with respect to the financial reports and other financial information provided by the
Corporation to the stockholders and to the general public.  The Committee shall serve as an independent and objective monitor of the performance of the
Corporation's financial reporting process and system of internal control; review and appraise the audit efforts of the Corporation's independent accountants; and
provide for open, ongoing communication among the independent accountant, financial and senior management, and the Board of Directors concerning the
Corporation's financial position and affairs. The Committee will report its actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

The  Committee  shall  be  governed  in  accordance  with  the  By-Laws  of  the
Corporation as well as have the following powers and duties:

            1. Structure and Composition. The Committee shall be composed of at least two independent directors who are all capable of reading, understanding and analyzing financial statements, or who will become financially literate within a reasonable time after being appointed to the Committee. At least one member of the Committee shall have past employment experience in finance or accounting, or any comparable experience or background which results in that committee member having financial sophistication. The members of the Committee shall elect the Chairman (the "Chairman") from among themselves. The independence of a director shall be determined in accordance with the rules and regulations of the securities market where the Corporation's shares of Common
Stock are traded. The duties and responsibilities of a member of the Committee are in addition to those duties generally pertaining to a member of the Board of
Directors.

            2. General Financial Oversight. The Committee shall meet with the independent accountants and the principal accounting officers of the Corporation to ascertain that reasonable procedures and controls are followed to safeguard the Corporation's assets and that adequate examinations are made to ensure the reasonableness of the results reported in the financial statements for the fiscal year. Specifically, the Committee shall:

            o Review the financial information contained in the Corporation's
Quarterly Report on Form 10-Q prior to its filing with the Securities and
Exchange Commission (the "SEC"), the Corporation's earning announcement prior to release, and the results of the independent accountant's review of Interim
Financial Information pursuant to SAS 71.

                                      -16-

            o Review with management and the independent accountants at the completion of the annual audit and prior to filing the Corporation's annual report on Form 10-K (the "Annual Report") with the SEC, the accuracy and completeness of the following:

               (i) the Corporation's financial statements included in the Annual
Report and related footnotes;
               (ii) the independent accountant's audit of the financial
statements and their report;
               (iii) any significant changes required in the independent
accountant's examination plan;
               (iv) any serious difficulties or disputes with management
encountered during the course of the audit; and
               (v) other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards, including discussions relating to the independent accountants' judgment about such matters as to the quality, not just the acceptability, of the Corporation's accounting practices and other items set forth in SAS 61 Communications with
Audit Committees) or other such auditing standards that may in time modify, supplement or replace SAS 61.

            o The Committee will have prepared and reviewed the Audit Committee
Report for inclusion in the annual stockholder's meeting proxy statement. The
Committee must state whether it:
               (i) has reviewed and discussed the audited financial statements with management;
               (ii) has discussed with the independent accountant the matters required to be discussed by SAS 61, as may be modified, supplemented or replaced;
               (iii) has received the written disclosures from the independent accountants required by Independence Standards Board Standard No.1 ("ISBS No.
1"), as may be modified or supplemented, and has discussed with the accountant their independence; and
               (iv) has recommended to the Board of Directors, based on the review and discussions referred to in above items (i) through (iii), that the
Corporation's financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

            3. Selection of Independent Accountants. The Committee shall recommend the firm of independent accountants to be nominated for the ensuing year at the Board of Directors meeting when such action is taken.

            o Before recommending a continuing independent accountant, the
Committee shall ensure the receipt for the year of, and review with the independent accountant, a written statement required by ISBS No.1, as may be modified or supplemented, and discuss their continued independence with the accountant. The Committee will recommend that the Board of Directors take appropriate action on any disclosed relationships that may reasonably be brought to bear on the independence of the accountants and satisfy itself that the
Corporation has engaged independent accountants as required by the Securities
Act of 1933,as amended.

            o Together with the Board of Directors, the Committee shall submit to the stockholders for ratification or rejection at the annual meeting of stockholders the independent accountants selected.

                                      -17-

            4. Controls, Policies and Procedures Oversight. The members of the
Committee shall meet from time to time to review accounting policies followed, changes therein, internal and accounting controls, and any issues that may be raised by the independent accountants. At the discretion of the Chairman, the principal accounting officers of the Corporation may be invited to attend the meetings of the Committee with the independent accountants. The Committee may request the independent accountants to report on the adequacy of their examination, their views of the Corporation's internal controls, and on the
Corporation's compliance with accepted accounting principles adopted by the accounting profession, as well as the effect of unusual or extraordinary transactions. The Committee shall also be responsible for the following:

            o Obtain the approval of the full Board of Directors of this Charter and shall review and reassess this Charter as conditions dictate, at least on annual basis;

            o Periodically review the adequacy of the Corporation's accounting, financial, and auditing personnel resources.

            5. Advice; Legal Representation. The Committee is authorized to confer with the Corporation's management and other employees to whom it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matter within the Committee's scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board of Directors advised as to the nature and extent of such outside advice.

                                      -18-